AMENDMENT TO OPTION AGREEMENT

THIS AMENDMENT TO OPTION AGREEMENT (this “Amendment Agreement”) is made as of the 8th day of November, 2007.

BETWEEN:

SAN JUAN CORP., a company incorporated under the laws of Colorado and having an office at 645 Water Street, Silver Plume, Colorado, U.S.A. 80476

(“San Juan”)

TODD C. HENNIS, a private individual, resident at 414 Butte Parkway, Golden, Colorado 80403

(“Hennis”)

(San Juan and Hennis hereinafter referred to collectively as the “Optionors”)

AND:

COLORADO GOLDFIELDS INC. (formerly, GARPA RESOURCES, INC.), a company incorporated under the laws of Nevada and having an office at Suite 207 - 10920 W. Alamada Avenue

Lakewood, CO 80226

(“Optionee”)

RECITALS:

A.           The Optionors and the Optionee entered into an Option Agreement dated June 17, 2007 (the “Option Agreement”) whereby the Optionee was granted the exclusive right and option (the “Option”) to acquire up to an undivided eighty percent (80%) right, title and interest in and to the Properties on the terms and conditions set forth in the Option Agreement;

B.           Under the terms of the Option Agreement, the Option is exercisable by the Optionee in stages, whereby the Optionee may earn:

(i)	an initial undivided forty percent (40%) interest in the Properties upon incurring certain prescribed Expenditures on the Properties,
(ii)

an additional twenty percent (20%) interest in the Properties, for an aggregate of sixty percent (60%) interest in the Properties (the “60% Option”), upon the issuance of a prescribed number of shares of the Optionee to the Optionors and incurring certain prescribed Expenditures on the Properties, and

(iii)	an additional twenty percent (20%) interest in the Properties, for an aggregate of eighty percent (80%) interest in the Properties (the “80% Option”), upon the issuance of a

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prescribed number of shares of the Optionee to the Optionors and incurring certain prescribed Expenditures on the Properties; and

C.           The Optionors and the Optionee wish to amend the terms of the Option to reduce the amount of Expenditures the Optionee must incur in order to earn the 60% Option and the 80% Option, on the terms set forth herein.

NOW THEREFORE, for and in consideration of premises and of the mutual covenants and representations of the parties herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1.	All capitalized terms not specifically defined herein have the meanings ascribed to them in the Option Agreement.
2.	Paragraph 3.4(a) of the Option Agreement is hereby deleted in its entirety and replaced with the following:

“(a)     the Optionee will incur additional Expenditures of not less than THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000) on the Properties on or before the seven and a half (7.5th) anniversary of the Effective Date; and”

3.	Paragraph 3.5(a) of the Option Agreement is hereby deleted in its entirety and replaced with the following:

“(a)     the Optionee will incur additional Expenditures of not less than THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000) on the Properties on or before the tenth (10th) anniversary of the Effective Date; and”

4.	From and after the date hereof, all references to the “Agreement” in the Option Agreement hereby refer to the Option Agreement as amended herein.
5.

The Option Agreement will be deemed to be amended in all manners and respects in order to give full force and effect to this Amendment Agreement and, in all other respects, the Option Agreement will remain unchanged and in full force and effect.

6.	The Recitals to this Amendment Agreement are acknowledged by the parties hereto to be true and correct and are incorporated into this Amendment Agreement by this reference.
7.

This Amendment Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. An electronic facsimile transmission hereof signed by any person named below will be sufficient to establish the signature of that person and to constitute the consent in writing of that person to the matters contained herein and, notwithstanding the date of execution, shall be deemed to be executed as of the date set forth herein.

8.	This Amendment Agreement shall enure to the benefit of and be binding upon the parties hereto, and as applicable, their respective heirs, executors, personal representatives, successors and assigns.

IN WITNESS WHEREOF the parties have executed this Amendment Agreement as of the date first set forth above.

SAN JUAN CORP.

Per: /s/ Todd Hennis

Todd Hennis, President

/s/ Todd Hennis

Todd Hennis, Individually

COLORADO GOLDFIELDS INC.

Per: /s/ Todd Hennis

Authorized Signatory

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